Summary Prospectus dated February 1, 2017

as revised April 10, 2017

Calvert Global Energy Solutions Fund

Class /Ticker     A / CGAEX      C / CGACX      Y / CGAYX      I / CAEIX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 1, 2017, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund, go to www.calvert.com/prospectus, email a request to Prospectusrequest@calvert.com, call 1-800-368-2745, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

The Fund seeks to track the performance of the Calvert Global Energy Research Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B - Financial Intermediary Sales Charge Variations in the Prospectus. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on page 48 and “Reduced Sales Charges” on page 49 of the Fund’s Prospectus, and under “Method of Distribution” on page 42 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class Y	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	1.00%(2)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class Y	Class I
Management fees(3)	0.87%	0.87%	0.87%	0.87%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.67%	0.72%	0.50%	2.75%
Acquired fund fees and expenses	0.02%	0.02%	0.02%	0.02%
Total annual fund operating expenses	1.81%	2.61%	1.39%	3.64%
Less fee waiver and/or expense reimbursement(4)	(0.51)%	(0.56)%	(0.34)%	(2.69)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.30%	2.05%	1.05%	0.95%

(1)

Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.

(2)

Applies to redemptions of Class C shares within one year of purchase.

(3)

Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.

(4)

Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.28% for Class A, 2.03% for Class C, 1.03% for Class Y and 0.93% for Class I. This expense reimbursement will continue through January 31, 2018. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•

you invest $10,000 ($1,000,000 in the case of Class I shares) in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•

your investment has a 5% return each year;

•

the Fund’s operating expenses remain the same; and

•

any expense limitation is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$601	$970	$1,363	$2,461	$601	$970	$1,363	$2,461
Class C shares	$308	$758	$1,335	$2,903	$208	$758	$1,335	$2,903
Class Y shares	$107	$407	$728	$1,639	$107	$407	$728	$1,639
Class I shares	$9,692	$86,474	$165,359	$372,152	$9,692	$86,474	$165,359	$372,152

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 89% of its portfolio’s average value.

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert Global Energy Research Index (the “Index”).  The Fund uses a replication index method, investing in the common stock of each company in the Index in about the same proportion as represented in the Index itself.  The Fund concentrates (invests more than 25% of its total assets) in the sustainable energy solutions industry and normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities of U.S. and non-U.S. companies whose main business is sustainable energy solutions or that are significantly involved in the sustainable energy solutions sector.  The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy.  The companies in which the Fund invests operate businesses, business units or business lines that (i) contribute to growth and innovation in renewable energy industries and the commercial adoption of renewable energy sources, including solar, wind, biomass, waste-to-energy, geothermal, biofuels, hydropower, and landfill gas recovery, (ii) manufacture technologies that minimize greenhouse gas emissions, (iii) provide energy storage solutions, (iv) distribute energy produced from renewable energy sources, (v) deliver products and services that improve energy efficiency and reduce greenhouse gas emissions across economic sectors, (vi) demonstrate leadership in the most energy-intensive industries through the minimization of their energy use and carbon footprint, (vii) are electric utility and independent power producers that are leading the transition from fossil fuels to renewable energy, and (viii) contribute to the electrification of the transportation system.  The Fund does not invest in companies with significant fossil fuel reserves (including natural gas reserves) and seeks to minimize its exposure to fossil fuel extraction and nuclear energy production.

The Fund invests primarily in common stocks. The Fund invests in securities of all market capitalizations, but it may contain more small- and mid-cap stocks than large-cap stocks because many companies operating in the sustainable energy solutions sector are at a relatively early stage of development.  Up to 5% of the Fund may be invested in High Social Impact Investments and Special Equities that provide financing to address global energy challenges.

The Fund may invest in American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”).

Calvert Global Energy Research Index.  The Calvert Global Energy Research Index is a proprietary index that is owned by CRM.  It is composed of companies that manage energy use in a sustainable manner or that are actively engaged in facilitating the transition to a more sustainable economy through the reduction of greenhouse gas emissions and the expanded use of renewable energy sources.   The Index universe consists of companies that satisfy minimum market capitalization and liquidity thresholds and are significantly involved in business activities in the sustainable energy solutions sector that are consistent with the Calvert Principles for Responsible Investment.  A company is significantly involved in business activities in the sustainable energy solutions sector if (i) at least 30 percent of its total annual revenue or earnings is derived from business activities involving the production and/or distribution of renewable energy including solar, wind, biomass, waste-to-energy, geothermal, biofuels, hydropower, and landfill gas recovery (“Renewable Energy Producers/Distributors”), the manufacture of technologies and/or products that enable the transition away from fossil fuels or that reduce energy consumption, including power storage, smart grid applications, and carbon capture technologies (“Technology Providers”), or the provision of products and services that improve energy efficiency for residential or commercial use (“Energy Efficiency Providers”), (ii) it is a leader in energy efficiency and/or the use of renewable energy in the most energy intensive industries, such as the cement and steel industries (“Energy Use Leaders”), or (iii) it provides solutions that address global energy challenges, as outlined by the United Nations Sustainable Development

Calvert Global Energy Solutions Fund

Summary Prospectus dated February 1, 2017 as revised April 10, 2017

Goals (“Energy Innovators”).  Renewable Energy Producers/Distributors, Technology Providers, Energy Efficiency Providers and Energy Use Leaders must have, at the time of each Index reconstitution, a minimum market capitalization of $200 million, a minimum float-adjusted market capitalization of $150 million, and a 20-day average daily trading volume of at least $750,000.  Energy Innovators must have, at the time of each Index reconstitution, a minimum market capitalization of $50 million, float that equals or exceeds 30 percent of the issued and outstanding shares of the company, and a 20-day average daily trading volume of at least $300,000.

At each Index reconstitution Renewable Energy Producers/Distributors, Technology Providers, and Energy Efficiency Providers will each represent approximately one-quarter of the total market value of the Index, and, within each category, each constituent will be further weighted based on the natural logarithm of its market capitalization, subject to a maximum weight for each constituent equal to 5 percent of the total market capitalization of the Index.  This weighting methodology seeks to limit the potential for large-cap and mega large-cap names to dominate the Index while allowing for increased exposure to small-cap and micro-cap names.  At each Index reconstitution, the Energy Use Leaders and Energy Innovators will together comprise approximately one-quarter of the Index, subject to a combined maximum for these two categories of 50 constituents that will be equal-weighted.  The number of companies in the Index will change over time due to company mergers or changes resulting from CRM’s evaluation of an issuer’s conduct relative to the responsible investment principles.  The Index is reconstituted annually and is rebalanced quarterly.

At each Index reconstitution, at least 40% of the total market value of the Index or, if the Adviser determines conditions are not favorable, at least 30% of the total market value of the Index, will be comprised of foreign securities.  Securities will be considered foreign securities based on an analysis of various criteria, including a company’s principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated.  All Index constituents must be listed on a stock exchange in either a developed country or an emerging market country.  Although the constitution of the Index is not based on a predetermined geographic allocation, at each reconstitution and rebalancing the Index will include issuers from at least three different countries (including the United States).  Most Index constituents will be domiciled in, and generate revenue in, developed countries, but emerging market companies may comprise up to 20% of the Index.

At each Index reconstitution and rebalancing at least 40% of the total market value of the Index will have economic exposure to the sustainable energy solutions sector through (i) the percentage of revenues or earnings of the Index constituents that are generated from products, services or technologies related to sustainable energy solutions or (ii) the percentage of assets of the Index constituents that are utilized to produce those products, deliver those services, or deploy those technologies.

Responsible Investing. The Calvert Principles for Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance.

Principal Risks

Index Tracking Risk. An index fund has operating expenses; a market index does not. Although expected to track its target index as closely as possible it will not be able to match the performance of the index exactly.

Energy Sector and Energy Price Risks. Stocks that comprise the energy sector may fall in value. Prices of energy (including traditional sources of energy such as oil, gas, or electricity) or alternative energy may fall.

Sustainable Energy Solutions Industry Risk. The sustainable energy solutions industry can be significantly affected by obsolescence of existing technology, short product lifecycles, falling prices and profits, competition from new market entrants and general economic conditions. The industry can also be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations and policies. Companies in this industry could be adversely affected by commodity price volatility, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations. Changes in U.S., European and other governments’ policies towards sustainable energy solutions also may adversely affect Fund performance.

Concentration Risk. A downturn in the sustainable energy solutions industry would impact the Fund more than a fund that does not concentrate in this industry. By focusing on a specific sector or industry, the Fund may be more volatile than a typical mutual fund.

Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Stock Market Risk. The market prices of stocks held by the Fund may fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Calvert Global Energy Solutions Fund

Summary Prospectus dated February 1, 2017 as revised April 10, 2017

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. GDRs can involve direct currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

Market Capitalization Risks. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.

Responsible Investing Risk.  Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy.  The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market.  An investment’s environmental, social and governance (“ESG”) performance, or the Adviser’s assessment of such performance, may change over time, which could cause the Fund to temporarily hold investments that do not comply with the Fund’s responsible investment criteria.  In evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Adviser to misanalyze the ESG factors relevant to a particular investment.  Successful application of the Fund’s responsible investment strategy will depend on the Adviser’s skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with two sector indices, a spliced benchmark and a broad-based securities market index.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Past performance (both before and after taxes) is no guarantee of future results.  The Fund’s performance reflects the effects of expense reductions.  Absent these reductions, performance would have been lower.  Updated Fund performance information can be obtained by visiting www.calvert.com.

For the period from December 31, 2007 through December 31, 2016, the highest quarterly total return for Class A was 28.24% for the quarter ended June 30, 2009 and the lowest quarterly return was -33.93% for the quarter ended December 31, 2008.

Calvert Global Energy Solutions Fund

Summary Prospectus dated February 1, 2017 as revised April 10, 2017

Average Annual Total Returns as of December 31, 2016	One Year	Five Years	Life of Fund
Class A Return Before Taxes	-12.10%	1.82%	-9.39%
Class A Return After Taxes on Distributions	-12.50%	1.71%	-9.43%
Class A Return After Taxes on Distributions and Sale of Class A Shares	-9.40%	1.35%	-6.30%
Class C Return Before Taxes	-9.31%	1.87%	-9.75%
Class Y Return Before Taxes	-7.53%	3.09%	-8.79%
Class I Return Before Taxes	-7.24%	3.36%	-8.50%
Calvert Global Energy Research Spliced Benchmark	-0.56%	9.14%	-7.16%
Ardour Global Alternative Energy Index (Composite) (reflects no deduction for fees, expenses or taxes)	-2.89%	8.62%	-7.39%
MSCI All Country World Index (reflects net dividends, which reflects the deduction of withholding taxes)	7.86%	9.36%	2.67%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C.  Effective October 4, 2016, the Fund changed its Investment Objective and Principal Investment Strategies to track the Calvert Global Energy Research Index and implement the Calvert Principles for Responsible Investment. Prior to October 4, 2016, the Fund employed an active management strategy.  Class A and Class I commenced operations on May 31, 2007.  Performance results for Class C shares prior to July 31, 2007 (the Class C shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class C share performance would have been lower than Class A share performance because Class C has higher class-specific expenses than Class A.  Performance results for Class Y shares prior to July 29, 2011 (the Class Y shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class Y share performance would have been higher than Class A share performance because Class Y has lower class-specific expenses than Class A. The Calvert Global Energy Research Spliced Benchmark is comprised of the Ardour Global Alternative Energy Index prior to October 4, 2016 and the Calvert Global Energy Research Index thereafter.  The Calvert Global Energy Research Index incepted on July 15, 2016.  Its cumulative total return from inception through December 31, 2016 was 0.80%.  (Source for the MSCI All Country World Index: MSCI.)  MSCI data may not be reproduced or used for any other purpose.  MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the Fund.

Portfolio Managers.

Thomas C. Seto, Vice President of CRM, has managed the Fund since December 31, 2016.

Christopher Madden, CFA, Vice President of CRM, has managed the Fund since October 2016.

Jade Huang, Vice President of CRM, has managed the Fund since October 2016.

Buying and Selling Shares

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open.  The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A and Class C

Regular accounts  $2,000

IRA Accounts       $1,000

Except:  $100, if establishing an Automatic Investment Plan (“AIP”). For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.

The Fund may waive investment minimums and applicable service fees for certain investors, including certain retirement plans.

$250 $250

Calvert Global Energy Solutions Fund

Summary Prospectus dated February 1, 2017 as revised April 10, 2017

Class Y

Regular accounts  $2,000

IRA Accounts       $1,000

Except:  $100, if establishing an Automatic Investment Plan (“AIP”). For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.

Generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) retirement plans, foundations, endowments and other consultant-driven business.  The Fund may waive investment minimums and applicable service fees for certain investors, including certain retirement plans.

$250 $250
Class I

$1,000,000

The initial investment minimum is waived for retirement plans that trade through omnibus accounts.  The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.

N/A

Class A and C Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available by calling 800-368-2745). Make your check payable to the Fund.

Class Y Shares. Purchases must be made by bank wire or via the National Securities Clearing Corporation. For additional information, call 800-368-2745.

Class I Shares. All initial and subsequent purchases must be made by bank wire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars. For wire instructions, call 800-368-2745.

To Buy Shares

New Accounts (include application) or Subsequent Investments (include investment slip):
Calvert Funds, P.O. Box 219544
Kansas City, MO 64121-9544

By Registered, Certified or Overnight Mail:
Calvert Funds, c/o BFDS
330 West 9th Street
Kansas City, MO 64105-1514

To Sell Shares

By Telephone: Call 800-368-2745
By Mail: Calvert Funds, P.O. Box 219544
Kansas City, MO 64121-9544

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

24154 4.10.17

Calvert Global Energy Solutions Fund

Summary Prospectus dated February 1, 2017 as revised April 10, 2017